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                                                                    EXHIBIT 23.2


                      CONSENT OF COOPERS & LYBRAND L.L.P.


     We consent to the incorporation by reference in this Post-Effective Amendment No. 2 of Watson Pharmaceuticals, Inc. on Form S-8 to Form S-4 (File No. 333-20029-02), of our report dated February 7, 1995, on our audit of the consolidated financial statements of Circa Pharmaceuticals, Inc. for the year ended December 31, 1994.


                                              /s/ COOPERS & LYBRAND L.L.P.

Melville, New York
April 16, 1997